Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Touchstone Resources USA, Inc. (the "Company") certifies that the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 24, 2004                    /s/ Stephen P. Harrington
                                       -----------------------------------------
                                       Stephen P. Harrington
                                       Chief Executive Officer and Treasurer


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